Exhibit 10.7

Synlogic, Inc.

200 Sidney Street, Suite 320

Cambridge, MA 02139

FIRST AMENDMENT TO

OFFER LETTER

This FIRST AMENDMENT TO OFFER LETTER (this “First Amendment”), amending the Offer Letter dated June 22, 2016 (the “Offer Letter”), by and between SYNLOGIC, (the “Company”), and DR. AOIFE BRENNAN (“Employee”), is entered into as of November 7, 2016 by and between the Company and the Employee. Capitalized terms used herein which are not defined herein shall have the definition ascribed to in the Offer Letter.

RECITALS

WHEREAS, the Company and the Employee have previously entered into the Offer Letter; and

WHEREAS, the Company and the Employee desire to amend the Offer Letter on the terms and conditions set forth herein.

OFFER LETTER

NOW, THEREFORE, in consideration of the foregoing and the promises and covenants contained herein and in the Offer Letter, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.    Sign-on Bonus. The Employee’s one-time sign-on bonus shall change from $50,000 to $85,000, which amount shall be grossed up for taxes. The Company has previously paid the Employee $50,000 in sign-on bonus. The remaining amount of the sign-on bonus along with the gross-up amount shall be paid to the Employee in the payroll payment. The sign-on bonus as set forth herein shall be reimbursed in its entirety should the Employee leave the Company within 12-months of the First Amendment Date or are terminated by the Company for Cause.

2.    Except as expressly modified by this First Amendment, the Offer Letter shall remain unmodified and in full force and effect.

3.    This First Amendment may be executed in any number of counterparts and signatures delivered by facsimile, each of which shall be deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the parties hereto have amended this First Amendment to the Offer Letter as of the date first written above.

EMPLOYEE		SYNLOGIC, INC.

By:	/s/ Aoife Brennan	By:	/s/ Todd Shegog
Name:	Aoife Brennan	Name:	Todd Shegog
		Title:	CFO

Address for Notice:

Date: November 7, 2016